UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                 Date of Earliest Event Reported: April 7, 2004

                         Date of Report: April 15, 2004


                            Ferrellgas Partners, L.P.
                        Ferrellgas Partners Finance Corp.
                                Ferrellgas, L.P.
                            Ferrellgas Finance Corp.
           ----------------------------------------------------------

           (Exact name of registrants as specified in their charters)



     Delaware                  001-11331                  43-1698480
     Delaware                  333-06693                  43-1742520
     Delaware                  000-50182                  43-1698481
     Delaware                  000-50183                  14-1866671
------------------        -------------------        --------------------
 (States or other           Commission file            (I.R.S. Employer
 jurisdictions of               numbers              Identification Nos.)
 incorporation or
  organization)




                   One Liberty Plaza, Liberty, Missouri 64068
--------------------------------------------------------------------------------

               (Address of principal executive offices) (Zip Code)


       Registrants' telephone number, including area code: (816) 792-1600

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

Underwritten Public Offering of Common Units

     Ferrellgas Partners, L.P. issued a press release announcing the closing of its underwritten public offering of 7,000,000 common units on April 14, 2004. We received net proceeds of approximately $156.4 million from the offering, based on the public offering price of $23.34 per common unit and after deducting underwriting discounts and commissions.

     The underwriting agreement under which we issued and sold the common units referenced above and the press release referenced above are filed as Exhibit 1.1 and Exhibit 99.1, respectively, to this Current Report and are hereby incorporated by reference into this description.

Amendment and Restatement of Partnership Agreement of Ferrellgas, L.P.

     On April 7, 2004, we amended and restated the partnership agreement of our operating partnership, Ferrellgas, L.P., to:

o    incorporate prior amendments to the partnership agreement; and

o correct a typographical error related to our general partner's percentage ownership interest in our operating partnership.

     The Third Amended and Restated Agreement of Limited Partnership of Ferrellgas L.P. dated April 7, 2004 is filed as Exhibit 3.1 to this Current Report and is hereby incorporated by reference into this description.

Private Placement of Debt

     Ferrellgas Partners, L.P. and Ferrellgas, L.P. have issued a press release announcing the pricing on April 14, 2004 of a private placement by two subsidiaries of Ferrellgas, L.P., acting as co-obligors, of $250.0 million of 6-3/4% senior notes due 2014. The subsidiaries anticipate receiving net proceeds of approximately $243.5 million from the private placement based on an offering price of 99.637% per note and after deducting underwriting discounts and commissions.

     The press release referenced above is filed as Exhibit 99.2 to this Current Report and is hereby incorporated by reference into this description.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired
              Not applicable
(b)      Pro forma financial information
              Not applicable
(c)      Exhibits
              The exhibits listed in the Index to Exhibits are filed as part of this Current Report on Form 8-K.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FERRELLGAS PARTNERS, L.P.

                                        By Ferrellgas, Inc., its general partner


Date:  April 15, 2004                   By  /s/ Kevin T. Kelly
                                            ------------------------------------
                                            Kevin T. Kelly
                                            Senior Vice President and
                                            Chief Financial Officer





                                        FERRELLGAS PARTNERS FINANCE CORP.

Date: April 15, 2004                    By  /s/ Kevin T. Kelly
                                            ------------------------------------
                                            Kevin T. Kelly
                                            Senior Vice President and
                                            Chief Financial Officer





                                        FERRELLGAS, L.P.

                                        By Ferrellgas, Inc., its general partner


Date: April 15, 2004                    By  /s/ Kevin T. Kelly
                                            ------------------------------------
                                            Kevin T. Kelly
                                            Senior Vice President and
                                            Chief Financial Officer



                                        FERRELLGAS FINANCE CORP.


Date: April 15, 2004                    By  /s/ Kevin T. Kelly
                                            ------------------------------------
                                            Kevin T. Kelly
                                            Senior Vice President and
                                            Chief Financial Officer

                                INDEX TO EXHIBITS


      Exhibit No.         Description of Exhibit
      -----------         ----------------------
          1.1             Underwriting Agreement dated April 7, 2004 among
                          Ferrellgas Partners, L.P., Ferrellgas, L.P.,
                          Ferrellgas, Inc. and the several underwriters named therein.

          3.1 Third Amended and Restated Agreement of Limited Partnership of Ferrellgas, L.P., dated as of April 7, 2004.

          5.1 Legal opinion of Mayer, Brown, Row & Maw LLP dated April 14, 2004 as to the legality of the common units issued by Ferrellgas Partners, L.P. pursuant to the underwriting agreement referenced in Exhibit 1.1 herewith.

           8.1 Legal opinion of Mayer, Brown, Row & Maw LLP dated April 14, 2004 as to tax matters.

          23.1 Consent of Mayer, Brown, Row & Maw LLP (contained in Exhibits 5.1 and 8.1 herewith).

          99.1 Press Release of Ferrellgas Partners, L.P. dated April 15, 2004 announcing the closing of its public offering of 7,000,000 common units.

          99.2 Press Release of Ferrellgas Partners, L.P. and Ferrellgas, L.P. dated April 15, 2004 announcing the pricing of an underwritten private placement by two subsidiaries of Ferrellgas, L.P. of $250.0 million 6-3/4% notes due 2014.